Equity Investment in Micronet	12 Months Ended
Dec. 31, 2022
Equity Investment in Micronet [Abstract]
EQUITY INVESTMENT IN MICRONET

NOTE 7 — EQUITY INVESTMENT IN MICRONET

As of March 31, 2021, the Company held 50.31% of Micronet’s issued and outstanding shares. On May 9, 2021, following the exercise of options by minority stockholders, the Company’s ownership interest was diluted to 49.88% and as a result the Company is no longer required to consolidate Micronet’s operating results in its financial statements. From May 9, 2021, the Company accounted for the investment in Micronet in accordance with the equity method. The company recognized a loss in 2021 from deconsolidation of Micronet in the amount of $1,934.

On June 16, 2021, Micronet announced that it had completed a public equity offering on the TASE. Pursuant to the offering, Micronet sold an aggregate number of 18,400 securities units (the “Units”) at a price of 14.6 NIS per Unit with each Unit consisting of 100 ordinary shares, 25 series A options and 75 series B options, resulting in the issuance of 1,840,000 ordinary shares, 460,000 series A options and 1,380,000 series B options. Micronet raised total gross proceeds of 26,864,000 NIS (approximately $8,290,000) in the Offering. The Company did not participate in the Offering, and, as a result, the Company’s ownership interest was further diluted to 31.47% of the outstanding ordinary shares of Micronet and 30.54% on a fully diluted basis as of December 31, 2022.

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting gain on bargain purchase.

On November 13, 2019, the Company and Micronet executed a convertible loan agreement pursuant to which the Company agreed to loan to Micronet $500,000 (the “Convertible Loan”). The Convertible Loan bears interest at a rate of 3.95% calculated and paid on a quarterly basis. In addition, the Convertible Loan, if not converted, shall be repaid in four equal installments, the first of such installment payable following the fifth quarter after the issuance of the Convertible Loan, with the remaining three installments due on each subsequent quarter thereafter, such that the Convertible Loan shall be repaid in full upon the lapse of 24 months from its issuance. In addition, the outstanding principal balance of the Convertible Loan, and all accrued and unpaid interest, is convertible at the Company’s option, at a conversion price equal to 0.38 NIS per Micronet share. Pursuant to the convertible loan agreement, Micronet also agreed to issue the Company an option to purchase one of Micronet’s ordinary shares for each ordinary share that it issued as a result of a conversion of the Convertible Loan at an exercise price of 0.60 NIS per share, exercisable for a period of 15 months. On July 5, 2020, the Company had a reverse split where the price of the Convertible Loan changed from 0.08 NIS per Micronet share into 5.7 NIS per Micronet share. The option’s exercise price changed from 0.6 NIS per share to 9 NIS per Micronet share.

On January 1, 2020, the Convertible Loan was approved at a general meeting of the Micronet shareholders and as a result, the Convertible Loan and the transactions contemplated thereby became effective. The loan was repaid on January 4, 2022.

On August 13, 2020, TINGO GROUP Telematics extended to Micronet an additional loan in the aggregate amount of $175 (the “Loan Sum”) which governed the existing outstanding intercompany debt. The loan does not bear any interest and has a term of twelve months. The Loan Sum was granted for the purpose of supporting Micronet’s working capital and general corporate needs. The loan was repaid on August 25, 2021.